EXHIBIT 10.01


                  AMENDMENT TO AGREEMENT AND PLAN OF MERGER

      THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), is made and entered into as of the 14th day of December, 2007, by and among DARA BioSciences, Inc., a Delaware corporation ("DARA"), Point Therapeutics, Inc., a Delaware corporation ("Point"), and DP Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Point ("Merger Sub").

                                    RECITALS:

      A. DARA, Point and Merger Sub entered into an Agreement and Plan of Merger dated as of October 9, 2007 (the "Merger Agreement"); and

      B. The parties desire to amend the Merger Agreement to reflect the modification of certain provisions in the Merger Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

      1. Amendments to Merger Agreement. The Merger Agreement is hereby amended as follows:

            a. Section 7.3(c) is amended to read in its entirety as follows:

                  (c) DARA shall, as promptly as practicable after the
            Registration Statement is declared effective under the Securities Act, duly call, give notice of, convene and hold a meeting of its stockholders (the "DARA Stockholders Meeting") in accordance with Delaware Law and its certificate of incorporation and bylaws for the purpose of obtaining the DARA Stockholder Approval and shall, through its Board of Directors, recommend to its stockholders, and use reasonable efforts to solicit from its stockholders proxies in favor of, the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby.

      b. Section 8.1(a) is amended to delete the second sentence thereof; accordingly, Section 8.1(a) shall read in its entirety as follows:

                  (a) Stockholder Approval. Each of the Point Stockholder
            Approval and the DARA Stockholder Approval shall have been obtained.

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      2. Ratification. Except as expressly amended by this Amendment, the terms and conditions of the Merger Agreement are hereby ratified and confirmed to be in full force and effect, and are hereby incorporated as if fully set forth herein. In the event of a conflict between the terms of this Amendment and the Merger Agreement, the terms of this Amendment shall control. All capitalized terms used and not otherwise defined herein shall have the same meanings as are ascribed to them in the Merger Agreement.

      3. No Novation. The parties agree that the execution of this Amendment, or any documents as contemplated by this Amendment, or the consummation of any transaction contemplated by this Amendment, shall constitute an amendment to the Merger Agreement and shall not be construed as a novation of the Merger Agreement. The parties hereby acknowledge their intent that this Amendment will not disturb the existing rights, remedies and obligations created under the Merger Agreement or any amendments thereto.

      4. Binding. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No modification, amendment or waiver of any provision of this Amendment or any other document executed pursuant to this Amendment shall be effective unless in writing and signed by all parties.

      5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same document. It shall not be a condition to the effectiveness of this Amendment that all parties shall have signed the same counterpart. This Amendment may be executed and delivered by facsimile and execution by such means shall be deemed an original.


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      The parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                                    DARA BIOSCIENCES, INC.

                                    By: /s/ Richard A. Franco
                                        ----------------------
                                            Richard A. Franco
                                           Chairman and President


                                    POINT THERAPEUTICS, INC.

                                    By:    /s/ Donald R. Kiepert, Jr.
                                         -----------------------------
                                               Donald R. Kiepert, Jr.
                                               President


                                    DP ACQUISITION CORP.

                                    By:  /s/ Micahel P. Duffy
                                         --------------------
                                             Michael P. Duffy
                                             Secretary


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